SEASONS SERIES TRUST

Supplement to the Statutory Prospectus Dated July 30, 2012

Effective immediately, for the following portfolio:

Large Cap Growth Portfolio (the “Portfolio”) in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Goldman Sachs Asset Management, L.P. (“GSAM”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Steven M. Barry	1999	Managing Director and Chief Investment Officer-Growth Equity

Timothy M. Leahy	2011	Managing Director and Co-Lead Portfolio Manager – Strategic Growth

Stephen E. Becker	2013	Managing Director and Co-Lead Portfolio Manager - Strategic Growth

In the Management section under Information about the Subadvisers the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:

“The Large Cap Growth Portfolio is managed by Steven M. Barry, Timothy M. Leahy, CFA, and Stephen E. Becker, CFA. Mr. Barry, Managing Director, Chief Investment Officer - Fundamental Equity, and Chief Investment Officer - Growth Equity, joined GSAM as a portfolio manager in 1999. Mr. Leahy, Managing Director and Co-Lead Portfolio Manager - Strategic Growth, joined GSAM as a portfolio manager in 2005. Mr. Becker, Managing Director and Co-Lead Portfolio Manager - Strategic Growth, joined GSAM in 1999. He is a portfolio manager for the Growth Team and member of the U.S. Equity Investment Committee.”

Dated: June 19, 2013

Version: Combined Master.